PATENT PROPERTIES ANNOUNCES FOURTH QUARTER 2013 RESULTS

Stamford, CT – March 31, 2014 – Patent Properties, Inc. (OTCQB: PPRO) (“Patent Properties” or the “Company”), an intellectual property company that develops and commercializes its unique portfolio of assets and is creating a disruptive licensing solution for the mass market of patent owners and users, today announced fourth quarter 2013 results.

Fourth Quarter 2013 Highlights and Subsequent Events

•	As of December 31, 2013, Patent Properties had $24.7 million in cash and no outstanding debt on its consolidated balance sheet.

•	In November 2013, the Company officially changed its name from GlobalOptions Group, Inc. to Patent Properties, Inc. and assumed the ticker symbol “PPRO.”

•	Patent Properties’ disruptive patent licensing solution, The United States Patent Utility, is on track to launch in the second half of 2014.

“We are very pleased with the developmental progress we are making toward launching The United States Patent Utility, which we believe will be a disruptive licensing system for the largely ignored mass market of patent owners and technology users,” said Jonathan Ellenthal, Vice Chairman and Chief Executive Officer of Patent Properties. “We expect to have a prototype in testing in the second quarter of 2014, along with an arrangement to handle the system’s basic data and analytical functions. We believe a new accessible and affordable option outside the legal system will be highly attractive for virtually all inventors and businesses.”

“During the past few months, we have held more than 50 meetings with thought leaders and influencers throughout the intellectual property world to obtain feedback and test the marketplace appeal of our system. I am pleased to note that our plans have been extremely well received. These discussions have helped us to refine our design and improve several aspects of the planned system,” continued Mr. Ellenthal. “Ultimately, The United States Patent Utility will rely on a subscription-based revenue model that we believe will allow us to generate high quality, predictable, recurring revenue. While we continue to develop the system, we remain well capitalized and have the flexibility to execute our business plan and continue our campaign to monetize our large portfolio of intellectual property.”

“The fourth quarter of 2013 saw modest movement in our ongoing patent enforcement efforts, which we previously noted would likely play out over a long-term time horizon. We continue to research additional enforcement opportunities in our homegrown patent portfolio and expect to file new cases in the next 90 days,” concluded Mr. Ellenthal.

Fourth Quarter 2013 Results

For the fourth quarter ended December 31, 2013, Patent Properties reported net revenue of $0.1 million versus $11.0 million in the prior-year period. The Company did not generate any significant revenue from licensing agreements or patent sales in the fourth quarter 2013, compared to 14 licensing agreements and patent sales in the prior-year period.

Management expects that the timing and results of patent filings and the Company’s enforcement proceedings relating to its intellectual property rights will fluctuate from period to period.  Although revenues from one or more of the Company’s patents or patent families may be significant in a specific reporting period, Patent Properties believes that none of its patents or patent families are individually significant to its licensing and enforcement business as a whole.

Other legal and consulting fees for the fourth quarter 2013 were $0.3 million versus $1.2 million in the prior-year period, mainly attributable to the number of active patent infringement and licensing cases. As of December 31, 2013 and December 31, 2012, the Company had 19 and 24 active patent infringement and licensing cases, respectively.  Other legal and consulting expenses fluctuate from period to period based on patent enforcement and prosecution activity associated with ongoing licensing and enforcement programs and the timing of the commencement of new licensing and enforcement programs in each period.  The Company expects other legal and consulting expenses to continue to fluctuate period to period in connection with upcoming scheduled trial dates and its current and future patent development, licensing and enforcement activities.

Total operating expenses for the fourth quarter 2013 were $5.8 million versus $3.3 million in the prior-year period, primarily due to merger-related costs and non-cash stock-based compensation on awards earned concurrent with the September 2013 merger. Excluding a total of $3.2 million of non-cash stock-based compensation and merger-related costs, total operating expenses for the fourth quarter 2013 would have been $2.6 million.

Net loss for the fourth quarter of 2013 was $5.7 million compared to net income of $7.8 million in the prior-year period. Loss per share for the fourth quarter of 2013 was $0.29 compared to diluted earnings per share of $0.34 in the prior-year period. On a pro-forma basis, excluding the non-cash stock compensation and professional fees related to the merger, net loss for the fourth quarter of 2013 would have been $2.5 million and loss per share would have been $0.13.

Liquidity and Capital Resources

As of December 31, 2013, Patent Properties had $24.7 million in cash and no outstanding debt on its consolidated balance sheet.

Conference Call Information

Patent Properties will host a conference call and live webcast to discuss fourth quarter 2013 results today at 9:00 AM Eastern time.

The conference call can be accessed over the phone by dialing 1-877-407-3982 or for international callers by dialing 1-201-493-6780; please dial-in 10 minutes before the start of the call. A replay will be available two hours after the call and can be accessed by dialing 1-877-870-5176 or for international callers by dialing 1-858-384-5517; the passcode is 13578726. The replay will be available until Monday, April 7, 2014.

In order to access the live webcast, please go to the Investor Relations section of Patent Properties’ website at http://www.patentproperties.com and click on the available webcast link. A replay will be available shortly after the original webcast.

Forward-Looking Statements

This press release may contain certain “forward-looking statements” that reflect the Company’s current expectations and projections about its future results, performance, prospects and opportunities. When used, the words “anticipate,” “believe,” “estimate,” “expect” and “intend” and words or phrases of similar import, as they relate to Patent Properties, are intended to identify forward-looking statements. Such forward-looking statements include, in particular, projections about the Company’s future results, statements about its plans, strategies, business prospects, changes and trends in its business and the markets in which it operates.

Additionally, statements concerning future matters such as revenue levels, expense levels, and other statements regarding matters that are not historical are forward-looking statements. Management cautions that these forward-looking statements relate to future events or the Company’s future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance, or achievements of its business or its industry to be materially different from those expressed or implied by any forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed under the section entitled “Risk Factors” in the Company’s Registration Statement on Form S-1 (as declared effective by the Securities and Exchange Commission, or the SEC, on February 13, 2014) and in any Risk Factors or cautionary statements contained in its quarterly reports on Form 10-Q or current reports on Form 8-K. Readers should carefully review this information as well as other risks and uncertainties described in other filings the Company makes with the Securities and Exchange Commission, or the SEC. The Company does not undertake any obligation to publicly update these forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements.

About Patent Properties, Inc.

Patent Properties, Inc. (OTCQB: PPRO) will continue to develop and commercialize its unique portfolio of intellectual property assets, which were created by Walker Digital, LLC, the research and development lab led by internationally recognized inventor and entrepreneur Jay Walker, and will also introduce a disruptive licensing solution for the mass market of patent owners and users.  Mr. Walker is best known as the founder of priceline.com and has twice been named by TIME magazine as “one of the top 50 business leaders of the digital age.”  All of the patents owned by the company were developed internally by Walker Digital, LLC, with Jay Walker as a named inventor on all issued patents and the lead inventor on the vast majority.  Additional information regarding the company can be found at www.patentproperties.com.

Investor Contact for Patent Properties, Inc.:
Don Duffy, ICR
(203) 682-8215

Media Contact:
Michael Fox, ICR
(203) 682-8218

PATENT PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in Thousands)

(Unaudited)

	For the quarter ended December 31,		For the year ended December 31,
	2013	2012	2013	2012
Revenues:
Licensing fees	$12	$2,195	$2,092	$17,852
Patent sales	-	12,850	-	14,450
Total revenues	12	15,045	2,092	32,302

Legal and consulting contingency fees	(51)	4,001	752	10,763

Net revenue	63	11,044	1,340	21,539

Operating expenses:
Other legal and consulting fees	294	1,245	1,563	3,218
Patent prosecution and maintenance fees	379	192	1,000	812
Electronic data set-up fees	-	800	-	2,400
Compensation and benefits	1,161	984	3,213	3,643
Professional fees	3,508	-	9,383	-
General and administrative	424	38	563	168
Total operating expenses	5,766	3,259	15,722	10,241

Operating net income (loss)	(5,703)	7,785	(14,382)	11,298

Other income
Interest income	13	-	13	-

Net income (loss)	$(5,690)	$7,785	$(14,369)	$11,298

Net income (loss) per common share:
Basic	$(0.29)	$1.02	$(1.29)	$1.47
Diluted	$(0.29)	$0.34	$(1.29)	$0.50

Weighted average common shares outstanding:
Basic	19,690	7,668	11,126	7,668
Diluted	19,690	22,667	11,126	22,667

PATENT PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands)

	December 31,
	2013	2012

ASSETS
Current Assets:
Cash	$24,703	$-
Accounts receivable	12	3,663
Prepaid and other current assets	525	164
Total current assets	25,240	3,827
Other Assets:
Investments, at cost	250	250

TOTAL ASSETS	$25,490	$4,077

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$634	465
Accrued expenses	703	1,684
TOTAL LIABILITIES	1,337	2,149

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value, 15,000,000 shares authorized	-	-
Series B Convertible Preferred stock, $0.001 par value, 14,999,000 shares authorized, 14,999,000 shares designated, issued and outstanding	15	15
Common stock, $0.001 par value, 100,000,000 shares authorized; 21,134,744 and 7,667,667 shares issued as of December 31, 2013 and December 31, 2012, respectively	21	8
Treasury stock, at cost	(840)	-
Additional paid-in capital	37,398	(23)
Retained earnings (accumulated deficit)	(12,441)	1,928
TOTAL STOCKHOLDERS’ EQUITY	24,153	1,928

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$25,490	$4,077

INFORMATION ABOUT PRO FORMA FINANCIAL MEASURES

As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. To supplement Patent Properties’ consolidated financial statements prepared and presented in accordance with GAAP, this earnings release includes financial measures, including (1) pro forma net income and (2) pro forma Earnings Per Share (“EPS”), that are considered pro forma financial measures as defined in Rule 101 of Regulation G promulgated by the Securities and Exchange Commission. Generally, a pro forma financial measure is a numerical measure of a company’s historical or future performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of this pro forma financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Patent Properties uses these pro forma financial measures for internal financial and operational decision making purposes and as a means to evaluate period-to-period comparisons of the performance and results of operations of our core business. Management believes that these pro forma financial measures provide meaningful supplemental information regarding the performance of Patent Properties’ core business by excluding non-cash stock compensation charges and fees related to the reverse merger (i.e., legal, auditing, accounting and investor relations fees), that may not be indicative of its recurring core business operating results. These pro forma financial measures also facilitate management’s internal planning and comparisons to Patent Properties’ historical performance and liquidity. Patent Properties believes these pro forma financial measures are useful to investors as they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and are used by the Company institutional investors and the analyst community to help them analyze the performance and operational results of its core business.

Pro forma Net income and EPS.  Patent Properties defines pro forma net income as net income calculated in accordance with GAAP, plus non-cash stock compensation charges and merger-related fees. Pro forma EPS is defined as pro forma net income divided by the weighted average outstanding shares, on a fully-diluted basis, calculated in accordance with GAAP, for the respective reporting period.

Due to the inherent volatility in stock prices, the use of estimates and assumptions in connection with the valuation and expensing of share-based awards and the variety of award types that companies can issue under FASB ASC Topic 718, management believes that providing a pro forma financial measure that excludes non-cash stock compensation allows investors to make meaningful comparisons between the Company’s recurring core business operating results and those of other companies, as well as providing management with a critical tool for financial and operational decision making and for evaluating its own period-to-period recurring core business operating results.

Due to the non-recurring nature of the merger-related fees, management believes that providing a pro forma financial measure that excludes merger-related fees allows investors to make meaningful comparisons between the Company’s recurring core business operating results and those of other companies, and also provides management with a useful tool for financial and operational decision making and for evaluating its own period-to-period recurring core business operating results.

There are a number of limitations related to the use of pro forma net income and EPS versus net income and EPS calculated in accordance with GAAP. For example, pro forma net income excludes significant non-cash stock compensation charges, some of which are recurring, and will continue to be recurring for the foreseeable future. In addition, non-cash stock compensation is a critical component of our employee compensation programs. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from pro forma net income and EPS and evaluating pro forma net income and EPS in conjunction with net income and EPS calculated in accordance with GAAP.

The accompanying table below provides a reconciliation of the pro forma financial measures presented to the most directly comparable financial measures prepared in accordance with GAAP.

Reconciliation of GAAP Net Income (Loss) and EPS to Non-GAAP Net Income and EPS

(dollars in thousands, except per share amounts)

	For the quarter ended December 31,		For the year ended December 31,
	2013	2012	2013	2012
GAAP net income (loss)	$(5,690)	$7,785	$(14,369)	$11,298

Non-cash stock based compensation	2,995	-	8,392	-

Merger related costs	155	-	912	-

Non-GAAP net income (loss)	$(2,540)	$7,785	$(5,065)	$11,298

Pro forma non-GAAP net income (loss) per common share:
Basic	$(0.13)	$1.02	$(0.46)	$1.47
Diluted	$(0.13)	$0.34	$(0.46)	$0.50

Weighted average common shares outstanding:
Basic	19,690	7,668	11,126	7,668
Diluted	19,690	22,667	11,126	22,667